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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement on Form S-8, File No. 333-43832.




ARTHUR ANDERSEN LLP

Salt Lake City, Utah

  February 26, 2001